Exhibit 1

Energen Corporation

5% Notes due October 1, 2013

_________________

Underwriting Agreement

September 30, 2003

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

As representatives (the "Representatives")

of the several Underwriters (the "Underwriters")

named in Schedule I hereto,

Merrill Lynch, Pierce, Fenner & Smith
Incorporated
4 World Financial Center
New York, NY 10080

Ladies and Gentlemen:

Energen Corporation, an Alabama corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto an aggregate of $50,000,000 principal amount of the Company's 5% Notes due October 1, 2013 (the "Securities").

    The Company represents and warrants to, and agrees with, each of the Underwriters that:

      The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-43245) (the "Initial Registration Statement") for the registration of $400,000,000 in aggregate offering price of its debt securities and common stock, $0.01 par value, under the Act. The Initial Registration Statement and each post-effective amendment thereto filed with the Commission prior to the date hereof have been declared effective by the Commission and have heretofore been delivered to the Representatives in the form so declared effective, together with all exhibits thereto and all documents incorporated by reference in the prospectus contained therein. No other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act); and no stop order suspending the effectiveness of the Initial Registration Statement or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus relating to the Securities and filed with the Commission pursuant to Rule 424(b) under the Securities Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement, as amended by each post-effective amendment thereto filed with the Commission prior to the date hereof, including all exhibits thereto and the documents incorporated by reference in the prospectus contained therein but excluding Form T-1, each as amended at the time the most recent post-effective amendment became effective, are hereinafter collectively called the "Registration Statement"; the prospectus contained in the Registration Statement, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement (excluding any prospectus relating solely to offerings of the Company's common stock), is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Securities Act (the "Incorporated Documents"), as of the date of such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or the Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing; and if the Underwriters named in Schedule I hereto are the same as the Representatives, then the terms "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to the Underwriters, and if there shall be only one Underwriter, then Section 9 hereof shall be of no force and effect);

      (i) At the date of this Agreement and at the time of any further amendments or supplements to the Registration Statement or the Prospectus relating to the Securities, each of the Registration Statement, any Preliminary Prospectus and the Prospectus conform and will conform in all material respects with the applicable provisions of the Securities Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and in each case the rules and regulations of the Commission thereunder, or pursuant to said rules and regulations have been or will be deemed to comply therewith; (ii) at the time the Registration Statement and any amendment thereto became effective, at the date of this Agreement and at the time any further amendments to the Registration Statement relating to the Securities become effective, the Registration Statement did not, does not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) at the date of this Agreement and as of the applicable filing date of the Prospectus and any amendment or supplement thereto relating to the Securities, the Prospectus as amended or supplemented does not or will not contain an untrue statement of material fact, or does not or will not omit to state a material fact necessary in order to make the statements made therein, in the light of circumstances under which they were made, not misleading; and (iv) the Incorporated Documents, when filed, complied, comply or will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder and, when read together with the Prospectus as amended or supplemented, did not contain, do not contain and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this Section 1(b) shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus as amended or supplemented;

      Neither the Company nor any of its Subsidiaries (as defined in Section 1(g) hereof) is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement, contract or other instrument to which it is a party or by which it may be bound, the effect of which is material to the Company or either of its Subsidiaries. The execution or delivery of this Agreement, the consummation of the transactions herein contemplated, the fulfillment of the terms hereof and compliance with the terms hereof will not result in, in the case of clauses (i) and (iii) below, a breach or, in the case of clause (ii) below, a material breach of any of the terms or provisions of, or conflict with, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, (i) the Company's Restated Certificate of Incorporation or By-Laws, each as amended, (ii) any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its Subsidiaries (as defined in Section 1(g) hereof) is now a party or by which it may be bound or (iii) any law, order, rule or regulation applicable to the Company or any of its Subsidiaries of any court or any federal or state governmental body having jurisdiction over the Company or their respective properties;

      The summary of the terms of the Securities contained in the Registration Statement and the Prospectus as amended or supplemented fairly and accurately summarizes the provisions thereof required to be summarized by the registration statement form;

      The financial statements incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement and the Prospectus as amended or supplemented, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and any supporting schedules incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented present fairly the information required to be stated therein;

      The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Alabama with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus as amended or supplemented; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, the earnings, or business affairs of the Company and its subsidiaries considered as one enterprise;

      Each of Alabama Gas Corporation and Energen Resources Corporation is a subsidiary of the Company (each, a "Subsidiary" and, collectively, the "Subsidiaries"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus as amended or supplemented and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, the earnings or the business affairs of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim;

      No authorization, approval, consent or order of any court or governmental authority or agency (including the Federal Energy Regulatory Commission) is necessary in connection with the execution or delivery of this Agreement, the consummation of the transactions herein contemplated, the fulfillment of the terms hereof or compliance with the terms and provisions hereof, except such as may be required under the Securities Act and the Trust Indenture Act, and in each case the rules and regulations of the Commission thereunder, or state securities or Blue Sky laws;

      The Company has filed an annual exemption statement on Form U-3A-2 pursuant to Rule 2 under the Public Utility Holding Company Act of 1935 (the "Holding Company Act"), and the Company is exempt from all of the provisions of the Holding Company Act except Section 9(a)(2) thereof and has received no notice, request or inquiry from the Commission terminating or threatening to terminate or questioning such exemption;

      Since the most recent date as of which information is given in the Registration Statement or the Prospectus as amended or supplemented, there has not been any material adverse change in the business, properties or financial condition of the Company and its subsidiaries considered as one enterprise, except as set forth in or contemplated by the Registration Statement and Prospectus as amended or supplemented; since such dates, there has not been any material transaction entered into by the Company other than transactions disclosed by the Registration Statement and the Prospectus as amended or supplemented and transactions in the ordinary course of business; and, except as set forth in or contemplated by the Registration Statement and the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future financial position, shareholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise; and, to the best of the Company's knowledge, except as set forth in or contemplated by the Registration Statement and the Prospectus as amended or supplemented, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

      The Securities have been duly authorized by the Company and, when the Securities have been duly executed by the Company and authenticated by The Bank of New York, as trustee (the "Trustee"), in accordance with the provisions of the Indenture (as defined below) and upon payment therefor and delivery thereof in accordance with this Agreement, the Securities will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized by the Company and qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument of the Company; and the Indenture dated as of September 1, 1996 between the Company and the Trustee (as it may be amended or supplemented and including the terms of the Securities established pursuant to Section 301 thereof, the "Indenture") is, and the Securities, when executed and authenticated and upon payment and delivery as aforesaid, will be enforceable in accordance with their respective terms, except as the same may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights and remedies generally and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including, without limitation, (A) the possible unavailability of specific performance, injunctive relief or any other remedy and (B) concepts of materiality, reasonableness, good faith, fair dealing and equitable subordination;

      To the knowledge of the Company, PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder;

      The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended; and

      Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a material adverse change in the business, properties or financial condition of the Company and its subsidiaries considered as one enterprise, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements and (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries.

    Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of 98.907% of the principal amount thereof, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto.

    Upon the authorization by the Representatives of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

    (a) The Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form that will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to Merrill Lynch at least 48 hours in advance, by causing DTC to credit the Securities to the account of Merrill Lynch at DTC. The Company will cause the certificates representing the Securities to be made available to Merrill Lynch for checking at least 24 hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on October 3, 2003 or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery."

    (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(i) hereof, will be delivered at the offices of Pillsbury Winthrop LLP, One Battery Park Plaza, New York, New York (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the Business Day (as defined below) preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

    The Company agrees with each of the Underwriters:

      To prepare the Prospectus as amended or supplemented in relation to the Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second Business Day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by such Rule 424(b); to make no further amendment or any supplement to the Registration Statement or the Prospectus as amended or supplemented after the date of this Agreement relating to the Securities and prior to the Time of Delivery that shall be reasonably disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after the Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use its commercially reasonable best efforts to obtain the withdrawal of such order;

      Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

      Prior to 2:00 p.m., New York City time, on the Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City as amended or supplemented in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their reasonable request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus that will correct such statement or omission or effect such compliance;

      To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

      During the period beginning from the date of this Agreement and continuing to and including the later of (i) the termination of trading restrictions for the Securities, as shall be promptly notified to the Company by the Representatives upon such termination, but in no event shall such period exceed 30 days from the Time of Delivery, and (ii) the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company that mature more than one year after the Time of Delivery and that are substantially similar to the Securities, without the prior written consent of the Representatives.

    The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Indenture, any Blue Sky Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky Surveys (such counsel fees not to exceed $7,500); (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; and (vii) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for in this Section 6. It is understood, however, that, except as provided in this Section 6, and Sections 7 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

    The obligations of the Underwriters hereunder, in the discretion of the Representatives, shall be subject to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

      The Prospectus as amended or supplemented in relation to the Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with;

      At the Time of Delivery, the Company shall have furnished to the Representatives the opinion of Bradley Arant Rose & White LLP, counsel for the Company, to the effect that:

      (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Alabama, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material property or conducts material business and wherein the failure to be so qualified would have a material adverse effect on the business of the Company and its subsidiaries taken as a whole;

      (ii) each Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus;

      (iii) all of the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all of the outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries;

      (iv) the Securities have been duly authorized by the Company and, when the Securities have been duly authenticated by the Trustee in accordance with the provisions of the Indenture and upon payment and delivery in accordance with this Agreement, the Securities, will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except as the same may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights and remedies generally and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including, without limitation, (x) the possible unavailability of specific performance, injunctive relief or any other remedy and (y) concepts of materiality, reasonableness, good faith and fair dealing.

      (v) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Prospectus describing any material contracts or agreements relating to the Company fairly summarize such matters;

      (vi) the Registration Statement has become effective under the Act; any required filing of the Preliminary Prospectus and the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information derived from such financial statements contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that at the effective date of the Registration Statement, the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein, or necessary to make the statements therein not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

      (vii) this Agreement has been duly authorized, executed and delivered by the Company;

      (viii) the Company had full power and authority to execute the Indenture and the Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act, and assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument enforceable against the Company in accordance with its terms, except as the same may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights and remedies generally and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including, without limitation, (x) the possible unavailability of specific performance, injunctive relief or any other remedy and (y) concepts of materiality, reasonableness, good faith and fair dealing.

      (ix) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Securities Act and the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

      (x) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or the Subsidiaries is a party or bound or any judgment, order, regulation or decree known to such counsel to be applicable to the Company or any of the Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Subsidiaries;

      (xi) the Company is exempt from all provisions of the Holding Company Act except Section 9(a)(2) thereof;

      (xii) the Company is not an "investment company," as such term is defined in the Investment Company Act of 1940, as amended; and

      (xiii) the statements made in the Prospectus under "Description of Debt Securities" and "Description of the Notes," insofar as they purport to constitute summaries of the terms of the Securities, constitute accurate summaries of the terms of such documents in all material respects.

      In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Alabama or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Time of Delivery.

      At the Time of Delivery, Pillsbury Winthrop LLP, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

      On the date of the Prospectus and at the Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, to the effect that: (i) they are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the consolidated financial statements and financial statement schedule of the Company and its subsidiaries audited by them and incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and in each case the published rules and regulations thereunder; (iii) on the basis of (A) performing procedures as specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement on Auditing Standard No. 100, Interim Financial Information, on the unaudited consolidated balance sheets as of March 31, 2003 and June 30, 2003, the unaudited consolidated statements of income for the three-month period ended March 31, 2003 and for the three- and six-month periods ended June 30, 2003 and the unaudited consolidated statements of cash flows for the three-month period ended March 31, 2003 and the six-month period ended June 30, 2003, and as described in Statement on Auditing Standard No. 71, Interim Financial Information, on the unaudited consolidated statements of income for the three-month period ended March 31, 2002 and for the three- and six-month periods ended June 30, 2002 and the unaudited consolidated statements of cash flows for the three-month period ended March 31, 2002 and the six-month period ended June 30, 2002, of the Company incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented and included in the Company's quarterly reports on Form 10-Q filed by the Company with the Commission under Section 13 of the Exchange Act, (B) a reading of the minutes of meetings of the Board of Directors, the Finance Committee thereof and shareholders of the Company and its subsidiaries since the close of the most recent audited fiscal year as set forth in the minute books through a specified date and (C) making inquiries of certain officials of the Company and its subsidiaries who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that they make no representation as to the sufficiency of such procedures for the Underwriters' purposes), nothing has come to their attention that caused them to believe that (1) the unaudited consolidated financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented do not comply as to form in all material respects with the accounting requirements of the Securities Act or the Exchange Act and the published rules and regulations thereunder or that any material modifications should be made to said unaudited consolidated financial statements included in or incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented for them to be in conformity with generally accepted accounting principles or (2) at the date of the latest available financial statements of the Company, if any, there was any change in the common stock or increase in long-term debt of the Company and its subsidiaries, or any decrease in total common stock equity or net current assets of the Company and its subsidiaries (other than as occasioned by the declaration of regular dividends), as compared with amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented, except in all instances for such changes or decreases that the Registration Statement and the Prospectus as amended or supplemented disclose have occurred or may occur or that are described in such letter or (3) at a date subsequent to the date of the latest available financial statements of the Company, if any, and not more than five days prior to the date of such letter, there was any change in the common stock or increase in long-term debt of the Company and its subsidiaries, as compared with amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented, except in all instances for such changes or decreases that the Registration Statement and the Prospectus as amended or supplemented disclose have occurred or may occur or that are described in such letter; and (iv) they have carried out certain procedures and made certain findings, as specified in such letter, with respect to certain amounts included in the Registration Statement and the Prospectus as amended or supplemented (including Exhibit 12 to the Registration Statement) and such other items as the Representatives may reasonably request;

      Since the respective dates as of which information is given in the Prospectus as amended prior to the date of this Agreement, (i) neither the Company nor any of its subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of this Agreement and (ii) there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of this Agreement, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Securities;

      On or prior to the Time of Delivery, the Company shall have furnished or caused to be furnished to the Representatives satisfactory evidence that the Securities have received ratings of at least A- by Standard & Poor's and at least Baa1 by Moody's Investors Service, Inc., and that such ratings are in effect; and since the date of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

      On or after the date of this Agreement there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Securities;

      The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the Business Day next succeeding the date of this Agreement; and

      The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of the Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as the Representatives may reasonably request.

    The Company agrees to indemnify and hold harmless each Underwriter, its officers, directors, employees and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act as follows:

    (i) Against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

    (ii) Against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

    (iii) Against any and all expense whatsoever, as incurred (including, subject to Section 8(c) hereof, the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under paragraph (i) or (ii) above; and any and all expense whatsoever incurred for appearing as a witness in any third-party litigation or proceeding relating to this Agreement;

    provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto); provided further, however, that this indemnity shall not inure to the benefit of any Underwriter and each person if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act on account of any loss, liability, claim, damage or expense arising from the sale of the Securities to any person if a copy of the Prospectus, as the same may then be supplemented or amended (excluding, however, any document then incorporated or deemed incorporated therein by reference), was not sent or given by or on behalf of such Underwriter to such person with or prior to the written confirmation of the sale involved and the alleged omission or alleged untrue statement was corrected in the Prospectus as supplemented or amended at the time of such confirmation, unless the failure to send or give the Prospectus as so amended or supplemented resulted from the Company's failure to comply with Section 5(a) hereof.

      Each Underwriter, acting severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement (or any amendment thereto), and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a) hereof as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto).

      Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it satisfactory to such indemnified parties in such action. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action; provided, however, that if such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them that are different from or in addition to those available to such indemnifying party, then the fees and expenses of one separate counsel in addition to local counsel, if any, for the indemnified parties shall be paid by the indemnifying parties. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

      If the indemnification provided for in Section 8(a) or 8(b) hereof is unavailable to an indemnified party or insufficient to hold harmless an indemnified party in respect of any loss, liability, claim, damage or expense referred to therein, then each indemnifying party under such Section, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect (i) the relative benefits received by the Company and the Underwriters from the offering of the Securities, (ii) the relative fault of the Company and of the Underwriters in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense and (iii) any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be determined by reference to the respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus as amended or supplemented, bear to the aggregate public offering price of the Securities. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d) hereof. The amount paid or payable by an indemnified party as a result of the loss, liability, claim, damage and expense referred to in Section 8(d) hereof shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of each Underwriter, acting severally and not jointly, to contribute pursuant to this Section 8 shall be in the proportion that its underwriting obligation hereunder bears to the underwriting obligations of all other Underwriters. The obligations of each of the Company and the Underwriters under this Section 8 shall be in addition to any liability that the Company and the respective Underwriters, as the case may be, may otherwise have. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

    If any Underwriter shall default in its obligation to purchase the Securities that it has agreed to purchase under this Agreement, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within 36 hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus that in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section 9 with like effect as if such person had originally been a party to this Agreement.

      If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in Section 9(a) hereof, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities that such Underwriter agreed to purchase under this Agreement and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities that such Underwriter agreed to purchase under this Agreement) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in Section 9(a) hereof, the aggregate principal amount of Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Securities, as referred to in Section 9(b) hereof, or if the Company shall not exercise the right described in Section 9(b) hereof to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

    The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

    If this Agreement shall be terminated pursuant to Section 9 or if the Securities are not delivered by or on behalf of the Company solely as a result of the failure to satisfy the condition set forth in Section 7(g) hereof, the Company shall not then be under any liability to any Underwriter with respect to the Securities covered by this Agreement except as provided in Sections 6 and 8 hereof; but, if for any other reason the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Securities except as provided in Sections 6 and 8 hereof.

    In all dealings hereunder, the Representatives of the Underwriters of Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in this Agreement.

    All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail or facsimile transmission to the address of the Representatives as set forth in this Agreement; and if to the Company shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

    This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

    This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof.

Very truly yours,

Energen Corporation

By:____________________________
Name:
Title:

Accepted as of the date hereof:

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

By: _____________________________
Name:
Title:

SCHEDULE I
Underwriter	Principal Amount of Securities to be Purchased

Merrill Lynch, Pierce, Fenner & Smith Incorporated A.G. Edwards & Sons, Inc.	$37,500,000 12,500,000
Total	_________ $50,000,000